UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 29, 2010
Date of Report (Date of earliest event reported):

NEW FRONTIER ENERGY, INC
(Exact name of registrant as specified in charter)

Colorado	0-50472	84-1530098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Broadway, Suite 920 Denver, CO 80202
(Address of principal executive offices)

(303) 730-9994
Registrant's telephone number, including area code

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

During the fiscal year ended February 28, 2010, New Frontier Energy, Inc. (the “Company”) filed its Forms 10-Q for the quarterly periods ended May 31, 2009, August 31, 2010 and November 30, 2010 (the “Form 10-Q’s”).   On or about November 29, 2010, management determined that it did not appropriately apply the provisions of ASC 815 Derivatives and Hedging (“ASC 815”) in its analysis of the conversion feature embedded in the Company’s Series B 12% Cumulative Convertible Preferred Stock (“Series B Preferred Stock”) and Series C 2.5% Cumulative Convertible Preferred Stock (“Series C Preferred Stock”), specifically as it relates to the application of EITF 07-05: Determining Whether an Instrument (or Embedded Feature) is indexed to an Entity’s Own Stock in the application of ASC 815 and that the Form 10-Q’s should no longer be relied upon due to errors in such financial statements with which were previously recorded as equity instruments in accordance with generally accepted accounting principles.

The Company adopted EITF 07-05 on March 1, 2009. Upon its effectiveness, contracts (warrants, conversion features in debt, etc) that embody or embodied full-ratchet or reset provisions (that is, the strike, exercise or conversion prices adjust to pricing in subsequent sales or issuances of the Company’s common stock) no longer meet the definition of Indexed to a Company’s Own Stock and, accordingly, do not meet the exemptions for equity classification provided in ASC 815-15. The Company’s Series B Preferred Stock and Series C Preferred Stock contain an anti-dilution provision which provides for conversion price adjustments which requires the embedded conversion feature to be bifurcated and presented separately as a liability on the balance sheet.

As a result of this oversight, the financial statement items within the previously issued Form 10-Q’s should have reflected the following non-cash adjustments:

	Consolidated Balance sheet May 31, 2009
	Previously reported	Adjustment	As restated

Derivative liability	-	4,570,000	4,570,000
Additional paid in capital	43,838,103	(25,000,000)	18,838,103
Accumulated deficit	(33,098,692)	20,430,000	(12,668,692)

	Consolidated Statement of Operations
	Three months ended May 31, 2009
	Previously reported	Adjustment	As restated
Change in fair value of derivative financial instruments	-	(830,000)	(830,000)

	Consolidated Balance sheet
	August 31, 2009
	Previously reported	Adjustment	As restated

Derivative liability	-	670,000	670,000
Additional paid in capital	44,961,757	(25,000,000)	19,961,757
Accumulated deficit	(31,904,791)	24,330,000	(7,574,791)

	Consolidated Statement of Operations
	Six months ended August 31, 2009			Three months ended August 31, 2009
	Previously reported	Adjustment	As restated	Previously reported	Adjustment	As restated
Change in fair value of derivative financial instruments	-	3,070,000	3,070,000	-	3,070,000	3,070,000

	Consolidated Balance sheet
	November 30, 2009
	Previously reported	Adjustment	As restated

Derivative liability	-	520,000	520,000
Additional paid in capital	46,563,568	(25,000,000)	21,563,568
Accumulated deficit	(31,904,791)	24,480,000	(7,424,791)

	Consolidated Statement of Operations
	Nine months ended November 30, 2009			Three months ended November 30, 2009
	Previously reported	Adjustment	As restated	Previously reported	Adjustment	As restated
Change in fair value of derivative financial instruments	-	3,220,000	3,220,000	-	3,220,000	3,220,000

Effective December 1, 2009, all of the outstanding shares of Series C Preferred Stock converted into shares of common stock pursuant to the automatic conversion provisions of the Series C Preferred Stock.

Future periods may be subject to significant changes (positive or negative) in the fair value of the Series B Preferred Stock derivatives instruments.

The Company’s audited financial statements included on Form 10-K for the fiscal year ended February 28, 2010 as filed with the Securities and Exchange Commission on December 7, 2010 contains the restated financial information for the quarters ended May 31, 2009, August 31, 2010 and November 30, 2010 reflecting the corrections made in response to these accounting errors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW FRONTIER ENERGY, INC.

Date: December 7, 2010	By:	/s/ Tristan R. Farel
Tristan R. Farel, Chief Financial Officer